Allison [Logo]
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   Allison Engine Company   P.O. Box 420   Indianapolis, Indiana   46208-0420

                             Facsimile Transmittal       Telephone: 317-230-2112
                               Fax: 510-613-7426               Fax: 317-230-3596

National Airmotive Corp.
7200 Earhart Street
Oakland International Airport
Oakland, California 94621

Attention:      Mr. Joe Ghantous, T56/501 Flight Programs

Subject:       Allison T56/501D/501K Authorized Maintenance Center Agreement

Dear Joe:

The following message is being transmitted by facsimile and express mailed (two original copies) to all Allison Engine Company Model T56/501D/501K Authorized Maintenance Centers(AMCs).

Last November Allison extended the current T56/501D/501K Authorized Maintenance Center Agreement through March 31, 1998. Due to delays in preparation of the new "Renewal" AMC Agreement we now find it necessary to extend this Agreement for another thirty (30) days through April 30, 1998. This extension is being provided so that each Authorized Maintenance Center will have sufficient time to review, sign, and return the Renewal Agreement prior to the expiration date.

If this extension offer is acceptable, please countersign the fax copy below and return to your AMC Administrator, Mark McCormick, by fax (317-230-3596) on or before March 27, 1998. After you receive the two express mail originals please return one signed original of the letter by express mail to Allison Engine Company, 2355 South Tibbs Avenue, Speed Code P41, Indianapolis, Indiana, 46241, USA, Attention Mark McCormick. If you do not sign and return this extension, your Allison T56/501D/501K Authorized Maintenance Center Agreement will terminate on March 31, 1998.

Although we have experienced many delays during the last few months, the Renewal T56/501D/501K AMC Agreement has now been finalized. Two copies of this Agreement will be express mailed to your Authorized Maintenance Center Primary Premiere location on or before Friday, March 20, 1998. This should provide nearly four weeks for you to review, sign and return the Renewal Agreement to Allison so that it can be fully executed and in force by May 1, 1998.

If you have any questions, please contact Mark McCormick at (317) 230-2112.

Best regards,

ALLISON ENGINE COMPANY                  CONCURRENCE:

/s/ D. L. [illegible]                   ---------------------------------------
                                        (Signature)                    (Date)
for James F. Leach, Vice President
Large Military Engines
                                        /s/ JOSEPH GHANTOUS           3/13/98
                                        ---------------------------------------
                                        (Title)

                                        V.P. T56 Flight Programs
                                        ---------------------------------------
                                        (Authorized Maintenance Center)

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